DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS

SUMMARY PROSPECTUS

                              November 19, 2014

Dunham Floating Rate Bond Fund

Class A (DAFRX)

Class C (DCFRX)

Class N (DNFRX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus dated February 28, 2014, as amended and Statement of Additional Information dated November 12, 2014 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at http://www.dunham.com/prospectus/floatingrate.aspx. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective:  The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses(2)	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.76%	2.26%	1.51%

(1)

The management fees above assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance.  The Sub-Advisory fee is a fulcrum fee with a base (or fulcrum) of 0.40% and can range from 0.20% to 0.60% depending on the effect of performance fees.

(2)

Estimated for the Fund’s first fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$621	$979
Class C	$229	$706
Class N	$154	$477

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies:  The Fund's Sub-Adviser, Newfleet Asset Management LLC (the “Sub-Adviser”), seeks to achieve the Fund's investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds.  The Fund defines “bonds” as floating rate loans and other floating rate debt securities. Floating rate loans generally represent amounts borrowed by companies or other entities from banks and other lenders. The loans in which the Fund will primarily invest are non-investment grade (or “junk”) bank loans. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate.

The loans held by the fund may be senior or subordinate obligations of the borrower. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before certain other creditors of the borrower (e.g., bondholders and stockholders). Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings. There are no maturity restrictions, so the fund can purchase longer-term loans and bonds, which tend to have higher yields (but are more volatile) than shorter-term loans and bonds. The Fund generally invests in loans that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO).

The Fund may invest up to 25% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign floating rate loans, including Yankee bonds. The Fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps (including interest rate swaps, inflation swaps and credit default swaps) for investment purposes and to manage risks identified by the Sub-Adviser.  The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed).  The Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes.

In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security's risk/reward by comparing the security's yield to the risks associated with the borrower, such as its financial condition and industry position, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of Fund debt securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Newfleet Asset Management LLC (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers:  David L. Albrycht, CFA, Kyle A. Jennings, CFA and Francesco Ossino share primary responsibility for the day-to-day management of the Fund’s portfolio since the Fund commenced operations in November 2013.  Mr. Albrycht, President and Chief Investment Officer, joined the Sub-Adviser in 2011; Mr. Jennings, senior Managing Director and Head of Credit Research, joined the Sub-Adviser in 1998; and Mr. Ossino, Senior Managing Director and Senior Portfolio Manager, joined the Sub-Adviser in 2012.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading.  For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100.  For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts.  There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below,  by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com.  You also may purchase and redeem shares through a financial intermediary.

via Regular Mail

via Overnight Mail

Dunham Funds

Dunham Funds

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154

Omaha, NE 68130

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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